MUNICIPAL TOTAL RETURN MANAGED ACCOUNTS PORTFOLIO

SUPPLEMENT DATED MARCH 28, 2018

TO THE PROSPECTUS DATED NOVEMBER 30, 2017

Website Reference Correction

A list of the Portfolio’s holdings is available on the website www.nuveen.com/nuveenassetmanagement by clicking on the “Municipal Fixed Income” link, then click the “Total Return Municipal” link, and then click the “Total Return Municipal Holdings” link. By following these links, you can obtain a complete list of the Portfolio’s holdings as of the end of the most recent month.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAPSP-0318P